UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-08777

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CREDIT SUISSE HIGH YIELD BOND FUND

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(Exact Name of Registrant as Specified in Charter)

One Madison Avenue, New York, New York 10010

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(Address of Principal Executive Offices)         (Zip Code)

John G. Popp

Credit Suisse High Yield Bond Fund

One Madison Avenue

New York, New York 10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 to April 30, 2017

Item 1. Reports to Stockholders.

Credit Suisse High Yield Bond Fund

One Madison Avenue

New York, NY 10010

Trustees

Steven N. Rappaport

Chairman of the Board

Terry Fires Bovarnick

James J. Cattano

Lawrence J. Fox

John G. Popp

Officers

John G. Popp

Chief Executive Officer and President

Thomas J. Flannery

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

Lou Anne McInnis

Chief Legal Officer

Laurie Pecha

Chief Financial Officer

Esther Cheung

Treasurer

Karen Regan

Senior Vice President and Secretary

Investment Adviser

Credit Suisse Asset Management, LLC

One Madison Avenue

New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.

One Lincoln Street

Boston, MA 02111

Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Legal Counsel

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Credit Suisse

High Yield Bond Fund

SEMIANNUAL REPORT

April 30, 2017

(unaudited)

Credit Suisse High Yield Bond Fund

Semiannual Investment Adviser’s Report

April 30, 2017 (unaudited)

May 26, 2017

Dear Shareholder:

We are pleased to present this Semiannual Report covering the activities of the Credit Suisse High Yield Bond Fund (the “Fund”) for the six-month period ended April 30, 2017.

Performance Summary

11/1/2016 – 4/30/2017

Fund & Benchmark	Performance
Total Return (based on NAV)[1]	12.07%
Total Return (based on market value)[1]	19.47%
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[2]	5.92%

Market Review: High yields enjoy positive returns

The six-month period ended April 30, 2017 was a positive one for the high yield asset class, with the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Benchmark”), the Fund’s benchmark, returning 5.92%. The high yield asset class enjoyed a substantial rally in the last year. In fact, yields are now hovering at multi-year lows amidst an environment of strong equity performance, solid economic data, stable earnings, low U.S. Treasury yields and limited net new issuance.

Yields ended the period at 5.65%, 68 basis points tighter versus October 31, 2016, and 54 basis points tighter than year-end 2016. Spreads ended the period at +395 basis points, as compared to +503 basis points on October 31, 2016 and +439 basis points at year-end.

For the period, CCC-rated bonds outperformed the Benchmark, returning 10.14%, while BB-rated and B-rated bonds underperformed at 3.87% and 5.74%, respectively.

From an industry perspective, telecom satellite (+23.1%), transport infrastructure/services (+17.0%), oil field equipment & services (+12.7%), oil refining (+9.5%) and telecom-wireline (+9.0%) were the top five performing sectors, while department stores (-7.1%) and pharmaceuticals (-0.5%) were the lowest performing sectors, with the only negative returns for the period.

Default activity, as measured by JPMorgan, decreased to 1.39% in April, down from 3.57% at year-end 2016 and the lowest rate since March 2014 (0.61%). JPMorgan lowered its 2017 default rate forecast by 50 basis points (to 2.0%), while keeping its 2018 default rate forecast steady at 3.0%.

Calendar year-to-date, high-yield bond mutual funds have reported $7.2 billion in outflows, compared with $12.0 billion of inflows over the same period in 2016. The outflows mostly occurred in March, as weakness in oil and a rise in U.S. Treasury yields put temporary pressure on the high yield market. Once oil somewhat stabilized, outflows reversed and high yield mutual funds experienced positive inflows of $1 billion in April.

New issuance for the period was down slightly when compared with the previous six-month period, at $154 billion versus $167 billion.

Strategic Review and Outlook: Maintaining shorter duration given evolving conditions

For the six-month period ended April 30, 2017, the Fund outperformed the Benchmark on both an NAV and market price basis. Outperformance was largely due to positive security selection in the high yield asset class, and an allocation to leveraged loans also contributed to relative outperformance.

Credit Suisse High Yield Bond Fund

Semiannual Investment Adviser’s Report (continued)

April 30, 2017 (unaudited)

From a sector perspective, positive security selection in energy-exploration & production, oil field equipment, metals/mining and software/services provided the greatest contributions to relative returns. In contrast, holdings in telecom-satellite and support-services detracted from relative returns. Ratings returns were positive when measured against the Benchmark, with an underweight in BB and positive security selection in B and CCC all contributing positively to relative returns.

The United States economy continues to experience relatively slow, yet stable growth—and the most recent unemployment rate continues to show slight improvement, ending the reporting period at 4.4%. As the commodity and oil markets continue their stabilization in 2017, we expect default rates to continue to decline, with perhaps the exception of certain specific sectors such as retail. The portfolio is currently underweight the retail sector, as we believe that the broader sector (particularly department stores and apparel/goods retailers without a service offering) will continue to be under pressure from online and fast-fashion alternative competitors.

Relatively low rates continue to support corporate balance sheets and credit markets have continued to exhibit strength on the heels of solid fundamental earnings.

The U.S. Federal Reserve (the “Fed”) has continued to increase the federal funds rate at a measured pace, with an increase in March 2017, and we believe further hikes in 2017 are likely. Subsequently, we have continued to maintain a shorter duration in the portfolio with a focus on less rate sensitive bonds. Still, there is the potential for rate volatility in the near term and the long end of the U.S. Treasury curve could witness additional weakening if inflation expectations increase. Additionally, despite the markets favorable reaction to French election results and our continued expectation for current credit conditions to remain supportive of risk assets in the intermediate term, we believe macro headlines and evolving market views on the new administration in the U.S. could potentially create some short-term dislocation in markets.

Thomas J. Flannery	John G. Popp
Chief Investment Officer*	Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as “junk bonds.” Such bonds entail greater risks than those found in higher-rated securities.

The Fund is non-diversified, which means it may invest a greater proportion of its assets in securities of a smaller number of issuers than a diversified fund and may therefore be subject to greater volatility.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation, and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund, could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund’s management are as of the date of this letter and the Fund holdings described in this document are as of April 30, 2017; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Credit Suisse High Yield Bond Fund

Semiannual Investment Adviser’s Report (continued)

April 30, 2017 (unaudited)

[1]	Assuming reinvestment of dividends of $0.137 per share.
[2]	The BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”) is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer’s allocation is limited to 2% of the Index. The Index does not have transaction costs and investors cannot invest directly in the Index.
*	Thomas J. Flannery, Managing Director, is the Head of the Credit Suisse U.S. High Yield Management Team. Mr. Flannery joined Credit Suisse Asset Management, LLC (“Credit Suisse”) in June 2010. He is a portfolio manager for the Credit Investments Group (“CIG”) with responsibility for trading, directing investment decisions, originating and analyzing investment opportunities. Mr. Flannery is also a member of the CIG Credit Committee and is currently a high yield bond portfolio manager and trader for CIG. Mr. Flannery joined Credit Suisse AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery holds a B.S. in Finance from Georgetown University.
**	John G. Popp is a Managing Director of Credit Suisse and Group Head and Chief Investment Officer of CIG, with primary responsibility for making investment decisions and monitoring processes for CIG’s global investment strategies. Mr. Popp also serves as Trustee, Chief Executive Officer and President of the Credit Suisse Funds, as well as serving as Director, Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Trustee, Chief Executive Officer and President of the Credit Suisse High Yield Bond Fund. Mr. Popp has been associated with Credit Suisse since 1997.

Credit Suisse High Yield Bond Fund

Semiannual Investment Adviser’s Report (continued)

April 30, 2017 (unaudited)

Credit Quality Breakdown*

(% of Total Investments as of April 30, 2017)

S&P Ratings**

BBB	3.5%
BB	24.0
B	45.1
CCC	18.2
CC	0.8
NR	3.7

Subtotal	95.3
Equity and Other	1.3
Short-Term Investment[1]	3.4

Total	100.0%

*	Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.
**	Credit Quality is based on ratings provided by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”). S&P is a main provider of ratings for credit assets classes and is widely used amongst industry participants. The NR category consists of securities that have not been rated by S&P.
[1]	Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at April 30, 2017, if applicable.

Average Annual Returns

April 30, 2017 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	29.28%	6.92%	9.88%	7.33%
Market Value	33.93%	6.11%	8.57%	7.01%

Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on the change in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and share price. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, NAV and market price will fluctuate. Performance information current to the most recent month end is available by calling 1-800-293-1232.

The annualized gross and net expense ratios are 2.21% and 2.05%, respectively.

Credit Suisse High Yield Bond Fund

Schedule of Investments

April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (114.9%)
Advertising (3.7%)
$885	Clear Channel Worldwide Holdings, Inc., Series A, Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B, B2)	11/15/22	6.500	$907,125
1,000	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 05/30/17 @ 101.91)	(B-, Caa1)	03/15/20	7.625	1,015,000
2,414	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B, B2)	11/15/22	6.500	2,513,578
1,800	Nexstar Broadcasting, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/18 @ 103.06)(1),(2)	(B+, B3)	02/15/22	6.125	1,891,116
2,825	Southern Graphics, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/30/17 @ 104.19)(1)	(CCC+, Caa1)	10/15/20	8.375	2,888,562
1,000	WMG Acquisition Corp., Rule 144A, Senior Secured Notes (Callable 11/01/19 @ 103.66)(1)	(B, Ba3)	11/01/24	4.875	1,017,500

					10,232,881

Air Transportation (0.4%)
1,150	United Continental Holdings, Inc., Company Guaranteed Notes	(BB-, NR)	02/01/24	5.000	1,161,500

Auto Parts & Equipment (1.3%)
850	Adient Global Holdings Ltd., Rule 144A, Company Guaranteed Notes (Callable 08/15/21 @ 102.44)(1)	(BB, Ba3)	08/15/26	4.875	856,375
2,650	Cooper-Standard Automotive, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/21 @ 102.81)(1)	(B, B2)	11/15/26	5.625	2,693,063

					3,549,438

Banking (0.9%)
2,450	Ladder Capital Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 09/15/21 @ 100.00)(1)	(B+, Ba3)	03/15/22	5.250	2,520,438

Brokerage (1.6%)
1,400	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 05/30/17 @ 105.16)(1)	(B, B1)	04/15/22	6.875	1,389,500
2,950	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 10/15/17 @ 105.63)(1)	(B, B1)	04/15/21	7.500	3,056,938

					4,446,438

Building & Construction (2.6%)
1,900	Airxcel, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/19 @ 104.25)(1)	(B, B2)	02/15/22	8.500	1,961,750
2,925	AV Homes, Inc., Global Company Guaranteed Notes (Callable 05/30/17 @ 106.38)	(B, Caa1)	07/01/19	8.500	3,056,625
1,275	Rialto Corp., Rule 144A, Company Guaranteed Notes (Callable 05/30/17 @ 101.75)(1)	(B, B1)	12/01/18	7.000	1,300,500
975	U.S. Concrete, Inc., Global Company Guaranteed Notes (Callable 06/01/19 @ 104.78)	(BB-, B2)	06/01/24	6.375	1,023,750

					7,342,625

Building Materials (6.9%)
1,150	American Builders & Contractors Supply Co., Inc., Rule 144A, Senior Unsecured Notes (Callable 12/15/18 @ 104.31)(1)	(B+, B3)	12/15/23	5.750	1,227,625
1,525	Eagle Materials, Inc., Company Guaranteed Notes (Callable 08/01/21 @ 102.25)	(BBB, Ba1)	08/01/26	4.500	1,525,000

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Building Materials
$3,650	Euramax International, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/18 @ 109.00)(1)	(B-, Caa2)	08/15/20	12.000	$4,015,000
3,925	FBM Finance, Inc., Rule 144A, Senior Secured Notes (Callable 08/15/18 @ 104.13)(1)	(B+, Caa1)	08/15/21	8.250	4,258,625
975	GCP Applied Technologies, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/19 @ 104.75)(1)	(B+, B1)	02/01/23	9.500	1,113,938
1,860	NCI Building Systems, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/18 @ 106.19)(1)	(BB, B3)	01/15/23	8.250	2,036,700
2,875	PriSo Acquisition Corp., Rule 144A, Senior Unsecured Notes (Callable 05/15/18 @ 104.50)(1)	(CCC+, Caa1)	05/15/23	9.000	2,946,875
1,000	Summit Materials Finance Corp., Global Company Guaranteed Notes (Callable 04/15/19 @ 104.25)	(BB-, B3)	04/15/22	8.500	1,127,500
1,075	Summit Materials Finance Corp., Global Company Guaranteed Notes (Callable 07/15/18 @ 103.06)	(BB-, B3)	07/15/23	6.125	1,131,437

					19,382,700

Cable & Satellite TV (10.5%)
2,065	Altice Financing S.A., Rule 144A, Senior Secured Notes (Callable 02/15/18 @ 104.97)(1)	(BB-, B1)	02/15/23	6.625	2,191,481
2,300	Altice Financing S.A., Rule 144A, Senior Secured Notes (Callable 05/15/21 @ 103.75)(1)	(BB-, B1)	05/15/26	7.500	2,489,750
1,200	Altice U.S. Finance I Corp., Rule 144A, Senior Secured Notes (Callable 07/15/18 @ 104.03)(1)	(BB-, Ba3)	07/15/23	5.375	1,257,000
4,000	Block Communications, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/15/20 @ 103.44)(1)	(BB-, Ba3)	02/15/25	6.875	4,320,000
1,315	CSC Holdings LLC, Global Senior Unsecured Notes	(B-, B2)	06/01/24	5.250	1,333,897
525	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 04/15/22 @ 102.75)(1)	(BB-, Ba1)	04/15/27	5.500	544,031
800	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 10/15/20 @ 103.31)(1)	(BB-, Ba1)	10/15/25	6.625	877,000
1,000	CSC Holdings LLC, Rule 144A, Senior Unsecured Notes (Callable 10/15/20 @ 105.44)(1)	(B-, B2)	10/15/25	10.875	1,203,750
3,250	Midcontinent Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 08/15/18 @ 105.16)(1)	(B+, B3)	08/15/23	6.875	3,501,875
650	SFR Group S.A., Rule 144A, Senior Secured Notes (Callable 05/01/21 @ 103.69)(1)	(B+, B1)	05/01/26	7.375	685,750
2,800	SFR Group S.A., Rule 144A, Senior Secured Notes (Callable 05/15/19 @ 103.13)(1)	(B+, B1)	05/15/24	6.250	2,908,500
1,700	SFR Group S.A., Rule 144A, Senior Secured Notes (Callable 05/29/17 @ 104.50)(1)	(B+, B1)	05/15/22	6.000	1,778,625
1,000	Virgin Media Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 04/15/18 @ 103.50)(1),(3)	(B, B2)	04/15/23	7.000	1,392,075
1,000	Virgin Media Secured Finance PLC, Rule 144A, Senior Secured Notes (Callable 04/15/22 @ 102.50)(1),(3)	(BB-, Ba3)	04/15/27	5.000	1,330,076
3,250	Ziggo Secured Finance B.V., Rule 144A, Senior Secured Notes (Callable 01/15/22 @ 102.75)(1)	(BB-, Ba3)	01/15/27	5.500	3,339,472

					29,153,282

Chemicals (5.5%)
2,650	A Schulman, Inc., Global Company Guaranteed Notes (Callable 06/01/18 @ 105.16)	(B, B3)	06/01/23	6.875	2,809,000

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Chemicals
$2,100	Alpha U.S. Bidco, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/20 @ 103.13)(1)	(CCC+, Caa1)	02/01/25	6.250	$2,142,000
2,950	Chemtura Corp., Company Guaranteed Notes (Callable 05/30/17 @ 104.31)	(NR, B1)	07/15/21	5.750	3,052,144
1,350	Koppers, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/20 @ 104.50)(1)	(B+, B1)	02/15/25	6.000	1,417,500
575	Nufarm Australia Ltd., Rule 144A, Company Guaranteed Notes (Callable 05/29/17 @ 103.19)(1)	(B+, B1)	10/15/19	6.375	592,250
1,100	PQ Corp., Rule 144A, Senior Secured Notes (Callable 05/15/19 @ 103.38)(1)	(B+, B2)	11/15/22	6.750	1,196,239
272	Reichhold Industries, Inc., Rule 144A, Senior Secured Notes(1),(4),(5),(6)	(NR, NR)	05/08/17	9.000	9,779
2,200	Tronox Finance LLC, Global Company Guaranteed Notes (Callable 05/30/17 @ 103.19)	(B-, Caa1)	08/15/20	6.375	2,246,750
1,000	Valvoline, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/19 @ 104.13)(1)	(BB, Ba3)	07/15/24	5.500	1,060,000
675	Versum Materials, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/30/21 @ 102.75)(1)	(BB, Ba3)	09/30/24	5.500	702,844

					15,228,506

Consumer/Commercial/Lease Financing (3.1%)
4,500	Infinity Acquisition Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 08/01/17 @ 103.63)(1)	(CCC+, Caa2)	08/01/22	7.250	4,252,500
775	Lincoln Finance Ltd., Rule 144A, Senior Secured Notes (Callable 04/15/18 @ 103.69)(1)	(BB+, B1)	04/15/21	7.375	829,250
2,700	NFP Corp., Rule 144A, Senior Unsecured Notes (Callable 05/30/17 @ 106.75)(1)	(CCC+, Caa2)	07/15/21	9.000	2,862,000
800	Park Aerospace Holdings Ltd., Rule 144A, Company Guaranteed Notes(1)	(BB-, B1)	08/15/22	5.250	848,000

					8,791,750

Diversified Capital Goods (2.7%)
2,050	Anixter, Inc., Global Company Guaranteed Notes	(BB, Ba3)	03/01/23	5.500	2,180,687
3,584	Belden, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/17 @ 102.75)(1),(2)	(BB-, Ba3)	09/01/22	5.500	3,691,520
360	EnerSys, Rule 144A, Company Guaranteed Notes (Callable 01/30/23 @ 100.00)(1)	(BB+, Ba2)	04/30/23	5.000	368,100
1,175	SPX FLOW, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/21 @ 102.94)(1)	(BB-, B1)	08/15/26	5.875	1,192,625

					7,432,932

Electronics (0.7%)
500	Microsemi Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/19 @ 106.84)(1)	(B+, B2)	04/15/23	9.125	577,500
1,325	NXP Funding LLC, Rule 144A, Company Guaranteed Notes(1)	(BBB-, Ba1)	06/01/23	4.625	1,429,344

					2,006,844

Energy - Exploration & Production (4.7%)
2,100	Aker BP ASA, Rule 144A, Subordinated Notes (Callable 05/27/19 @ 105.13)(1)	(NR, NR)	05/27/22	10.250	2,357,250
1,925	Oasis Petroleum, Inc., Company Guaranteed Notes (Callable 05/30/17 @ 103.25)	(B+, B3)	11/01/21	6.500	1,953,875
550	Peabody Energy Corp., Rule 144A, Senior Secured Notes (Callable 03/31/19 @ 103.00)(1),(2)	(B+, Ba3)	03/31/22	6.000	563,063
2,000	Peabody Energy Corp., Rule 144A, Senior Secured Notes (Callable 03/31/20 @ 104.78)(1)	(B+, Ba3)	03/31/25	6.375	2,037,500

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Energy - Exploration & Production
$1,981	Stone Energy Corp., Secured Notes (Callable 05/31/20 @ 105.63)	(NR, NR)	05/31/22	7.500	$1,921,333
3,000	W&T Offshore, Inc., Global Company Guaranteed Notes (Callable 05/30/17 @ 102.13)	(CC, Ca)	06/15/19	8.500	2,490,000
1,700	Whiting Petroleum Corp., Company Guaranteed Notes (Callable 12/15/20 @ 100.00)	(BB-, B3)	03/15/21	5.750	1,700,000

					13,023,021

Food - Wholesale (3.4%)
1,425	B&G Foods, Inc., Company Guaranteed Notes (Callable 04/01/20 @ 103.94)	(B+, B3)	04/01/25	5.250	1,462,449
1,850	Clearwater Seafoods, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/01/20 @ 105.16)(1)	(B+, B3)	05/01/25	6.875	1,919,375
1,100	Lamb Weston Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/21 @ 102.31)(1)	(BB, Ba3)	11/01/24	4.625	1,138,500
1,100	Lamb Weston Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/21 @ 102.44)(1)	(BB, Ba3)	11/01/26	4.875	1,137,125
750	Post Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/20 @ 104.13)(1)	(B, B3)	03/01/25	5.500	787,500
1,350	Post Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/22 @ 102.88)(1)	(B, B3)	03/01/27	5.750	1,409,062
1,550	U.S. Foods, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/19 @ 102.94)(1)	(B+, B3)	06/15/24	5.875	1,627,500

					9,481,511

Gaming (1.8%)
1,500	Gateway Casinos & Entertainment Ltd., Rule 144A, Secured Notes (Callable 03/01/20 @ 104.13)(1)	(CCC+, Caa1)	03/01/24	8.250	1,537,500
2,200	Jacobs Entertainment, Inc., Rule 144A, Secured Notes (Callable 02/01/20 @ 105.91)(1)	(B, B2)	02/01/24	7.875	2,304,500
990	Safari Holding Verwaltungs GmbH, Rule 144A, Senior Secured Notes (Callable 05/29/17 @ 104.13)(1),(7)	(B, B2)	02/15/21	8.250	1,126,465

					4,968,465

Gas Distribution (2.9%)
3,469	Energy Transfer Equity LP, Senior Secured Notes	(BB-, Ba2)	10/15/20	7.500	3,926,474
2,750	Genesis Energy Finance Corp., Company Guaranteed Notes (Callable 06/15/19 @ 102.81)	(B+, B1)	06/15/24	5.625	2,715,625
1,450	Genesis Energy Finance Corp., Global Company Guaranteed Notes (Callable 05/30/17 @ 102.88)	(B+, B1)	02/15/21	5.750	1,473,563

					8,115,662

Health Facilities (2.6%)
2,625	Care Capital Properties LP, Global Company Guaranteed Notes (Callable 05/15/26 @ 100.00)	(BBB-, Baa3)	08/15/26	5.125	2,639,955
2,200	HCA, Inc., Global Senior Secured Notes (Callable 12/15/25 @ 100.00)	(BBB-, Ba1)	06/15/26	5.250	2,351,250
2,100	Tenet Healthcare Corp., Global Senior Unsecured Notes	(CCC+, Caa1)	04/01/22	8.125	2,142,000

					7,133,205

Insurance Brokerage (1.7%)
2,100	Hub Holdings Finance, Inc., 8.125% Cash, 8.875% PIK, Rule 144A, Senior Unsecured Notes (Callable 05/30/17 @ 101.00)(1),(8)	(CCC+, Caa2)	07/15/19	17.000	2,118,375

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Insurance Brokerage
$2,450	HUB International Ltd., Rule 144A, Senior Unsecured Notes (Callable 05/30/17 @ 105.91)(1)	(CCC+, Caa2)	10/01/21	7.875	$2,572,868

					4,691,243

Investments & Misc. Financial Services (1.7%)
2,925	LPL Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/20 @ 104.31)(1)	(B+, B2)	09/15/25	5.750	2,976,188
1,800	Starwood Property Trust, Inc., Rule 144A, Senior Unsecured Notes (Callable 09/15/21 @ 100.00)(1)	(BB-, Ba3)	12/15/21	5.000	1,881,000

					4,857,188

Machinery (1.6%)
1,575	Terex Corp., Rule 144A, Company Guaranteed Notes (Callable 02/01/20 @ 104.22)(1)	(BB, B2)	02/01/25	5.625	1,612,406
2,625	Vertiv Intermediate Holding Corp., 12.000% Cash, 13.000% PIK, Rule 144A, Senior Unsecured Notes (Callable 02/15/19 @ 106.00)(1),(8)	(B-, Caa1)	02/15/22	25.000	2,812,032

					4,424,438

Media - Diversified (1.4%)
1,000	National CineMedia LLC, Global Senior Secured Notes (Callable 05/30/17 @ 103.00)	(BB-, Ba2)	04/15/22	6.000	1,032,500
1,870	National CineMedia LLC, Global Senior Unsecured Notes (Callable 08/15/21 @ 102.88)	(B, B2)	08/15/26	5.750	1,916,750
900	The EW Scripps Co., Rule 144A, Company Guaranteed Notes (Callable 05/15/20 @ 103.84)(1)	(BB, Ba2e)	05/15/25	5.125	925,875

					3,875,125

Media Content (2.2%)
2,125	EMI Music Publishing Group North America Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/19 @ 105.72)(1)	(B, B3)	06/15/24	7.625	2,358,750
550	Netflix, Inc., Global Senior Unsecured Notes	(B+, B1)	03/01/24	5.750	592,625
750	Netflix, Inc., Global Senior Unsecured Notes	(B+, B1)	02/15/25	5.875	815,625
525	Nexstar Broadcasting, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/01/19 @ 104.22)(1)	(B+, B3)	08/01/24	5.625	539,438
1,710	Sinclair Television Group, Inc., Global Company Guaranteed Notes (Callable 10/01/17 @ 103.06)	(B+, B1)	10/01/22	6.125	1,795,688

					6,102,126

Metals & Mining - Excluding Steel (3.8%)
2,300	Eldorado Gold Corp., Rule 144A, Company Guaranteed Notes (Callable 05/29/17 @ 103.06)(1)	(BB-, B1)	12/15/20	6.125	2,374,750
2,000	Kaiser Aluminum Corp., Global Company Guaranteed Notes (Callable 05/15/19 @ 104.41)	(BB+, Ba3)	05/15/24	5.875	2,115,000
4,525	Noranda Aluminum Acquisition Corp., Global Company Guaranteed Notes (Callable 05/30/17 @ 102.75)(4)	(NR, NR)	06/01/19	11.000	271
6,100	Taseko Mines Ltd., Company Guaranteed Notes (Callable 05/30/17 @ 100.00)	(B-, Caa1)	04/15/19	7.750	6,000,875

					10,490,896

Oil Field Equipment & Services (6.1%)
3,330	FTS International, Inc., Global Senior Secured Notes (Callable 05/30/17 @ 104.69)	(CCC, Ca)	05/01/22	6.250	2,897,100
2,000	KCA Deutag UK Finance PLC, Rule 144A, Senior Secured Notes (Callable 04/01/20 @ 109.88)(1)	(CCC+, Caa1)	04/01/22	9.875	2,057,500

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Oil Field Equipment & Services
$573	Nor Offshore SPV Ltd., PIK, Senior Secured Notes (Callable 05/29/17 @ 100.00)(8)	(NR, NR)	02/04/20	8.400	$193,036
1,575	Pacific Drilling V Ltd., Rule 144A, Senior Secured Notes (Callable 05/29/17 @ 100.00)(1)	(NR, Ca)	12/01/17	7.250	811,125
2,050	Parker Drilling Co., Global Company Guaranteed Notes (Callable 01/15/18 @ 103.38)	(B-, Caa1)	07/15/22	6.750	1,819,375
200	Parker Drilling Co., Global Company Guaranteed Notes (Callable 05/30/17 @ 103.75)(2)	(B-, Caa1)	08/01/20	7.500	187,000
1,105	Pioneer Energy Services Corp., Global Company Guaranteed Notes (Callable 05/30/17 @ 104.59)	(B-, Ca)	03/15/22	6.125	1,008,312
2,865	Shelf Drilling Holdings Ltd., Rule 144A, Secured Notes (Callable 05/29/17 @ 104.31)(1)	(B-, B2)	11/02/20	9.500	2,864,775
1,500	Shelf Drilling Holdings Ltd., Rule 144A, Secured Notes (Callable 05/30/17 @ 102.16)(1)	(B-, B2)	11/01/18	8.625	1,462,500
1,329	Sidewinder Drilling, Inc.(5),(6)	(NR, NR)	02/14/20	12.000	1,287,329
1,600	Transocean, Inc., Global Company Guaranteed Notes (Callable 07/15/22 @ 100.00)(2)	(B+, Caa1)	10/15/22	5.550	1,496,000
850	Trinidad Drilling Ltd., Rule 144A, Company Guaranteed Notes (Callable 02/15/20 @ 104.97)(1)	(BB-, Caa1)	02/15/25	6.625	858,500

					16,942,552

Oil Refining & Marketing (3.7%)
1,000	CITGO Petroleum Corp., Rule 144A, Senior Secured Notes (Callable 08/15/17 @ 104.69)(1)	(B+, B3)	08/15/22	6.250	1,025,000
4,100	Coffeyville Finance, Inc., Global Company Guaranteed Notes (Callable 11/01/17 @ 103.25)	(BB-, B1)	11/01/22	6.500	4,182,000
400	Northern Tier Finance Corp., Global Senior Secured Notes (Callable 05/30/17 @ 103.56)	(BB-, B1)	11/15/20	7.125	415,750
4,000	PBF Finance Corp., Global Senior Secured Notes (Callable 05/30/17 @ 102.06)(2)	(BBB-, B1)	02/15/20	8.250	4,100,000
700	Western Refining, Inc., Global Company Guaranteed Notes (Callable 05/30/17 @ 103.13)	(B, B3)	04/01/21	6.250	723,187

					10,445,937

Packaging (2.5%)
1,000	Ardagh Holdings U.S.A., Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/20 @ 104.50)(1)	(CCC+, B3)	02/15/25	6.000	1,036,250
1,250	Ardagh Holdings U.S.A., Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/19 @ 105.44)(1)	(CCC+, B3)	05/15/24	7.250	1,365,625
1,150	Ardagh Holdings U.S.A., Inc., Rule 144A, Senior Secured Notes (Callable 05/15/19 @ 102.31)(1)	(BB-, Ba3)	05/15/23	4.625	1,178,750
2,200	Flex Acquisition Co., Inc., Rule 144A, Senior Unsecured Notes (Callable 01/15/20 @ 103.44)(1)	(B-, Caa1)	01/15/25	6.875	2,270,125
1,050	SIG Combibloc Holdings S.C.A., Rule 144A, Senior Secured Notes (Callable 02/15/18 @ 103.88)(1),(7)	(B-, Caa1)	02/15/23	7.750	1,229,851

					7,080,601

Personal & Household Products (0.7%)
1,500	High Ridge Brands Co., Rule 144A, Company Guaranteed Notes (Callable 03/15/20 @ 104.44)(1)	(CCC+, Caa1)	03/15/25	8.875	1,571,250
300	Prestige Brands, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/19 @ 104.78)(1)	(B-, Caa1)	03/01/24	6.375	322,500

					1,893,750

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Pharmaceuticals (3.5%)
$1,850	AMAG Pharmaceuticals, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/18 @ 105.91)(1)	(B+, B3)	09/01/23	7.875	$1,766,750
406	Capsugel S.A., 7.000% Cash, 7.750% PIK, Rule 144A, Company Guaranteed Notes (Callable 05/15/17 @ 100.00)(1),(8)	(B-, Caa1)	05/15/19	14.750	405,087
1,350	Endo Finance LLC, Rule 144A, Senior Secured Notes (Callable 04/15/20 @ 102.94)(1)	(BB, Ba2)	10/15/24	5.875	1,378,687
1,100	Valeant Pharmaceuticals International, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/20 @ 103.06)(1)	(B-, Caa1)	04/15/25	6.125	816,200
3,050	Valeant Pharmaceuticals International, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/18 @ 102.94)(1)	(B-, Caa1)	05/15/23	5.875	2,268,437
205	Valeant Pharmaceuticals International, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/30/17 @ 102.53)(1),(2)	(B-, Caa1)	08/15/18	6.750	204,872
2,850	Valeant Pharmaceuticals International, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/20 @ 103.50)(1)	(BB-, Ba3)	03/15/24	7.000	2,914,125

					9,754,158

Real Estate Investment Trusts (4.0%)
700	CyrusOne Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 03/15/22 @ 102.69)(1)	(BB, B1)	03/15/27	5.375	722,750
1,400	iStar, Inc., Senior Unsecured Notes (Callable 04/01/19 @ 103.00)	(B+, B2)	04/01/22	6.000	1,438,500
4,400	iStar, Inc., Senior Unsecured Notes (Callable 05/30/17 @ 102.50)	(B+, B2)	07/01/19	5.000	4,460,500
1,825	QCP SNF West/Central/East/AL REIT LLC, Rule 144A, Secured Notes (Callable 11/01/19 @ 104.06)(1),(2)	(BB-, B3)	11/01/23	8.125	1,911,687
2,500	QTS Finance Corp., Global Company Guaranteed Notes (Callable 08/01/17 @ 104.41)	(BB, B1)	08/01/22	5.875	2,584,375

					11,117,812

Recreation & Travel (2.4%)
3,000	ClubCorp Club Operations, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/15/18 @ 106.19)(1)	(B-, B3)	12/15/23	8.250	3,285,000
2,150	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 07/31/19 @ 103.66)(1)	(BB-, B2)	07/31/24	4.875	2,174,187
1,320	Speedway Motorsports, Inc., Global Company Guaranteed Notes (Callable 02/01/18 @ 103.84)	(BB+, Ba2)	02/01/23	5.125	1,339,800

					6,798,987

Restaurants (1.1%)
3,000	Landry’s, Inc., Rule 144A, Senior Unsecured Notes (Callable 10/15/19 @ 103.38)(1)	(CCC+, Caa1)	10/15/24	6.750	3,150,000

Software - Services (2.9%)
1,825	First Data Corp., Rule 144A, Secured Notes (Callable 01/15/19 @ 102.88)(1)	(B, B3)	01/15/24	5.750	1,900,281
1,450	Infor Software Parent, Inc., 7.125% Cash, 7.875% PIK, Rule 144A, Company Guaranteed Notes (Callable 05/30/17 @ 103.56)(1),(8)	(CCC, Caa2)	05/01/21	15.000	1,489,150
1,050	NeuStar, Inc., Global Company Guaranteed Notes (Callable 01/15/18 @ 102.25)	(B, B2)	01/15/23	4.500	1,084,125
639	Syniverse Holdings, Inc., Global Company Guaranteed Notes (Callable 05/30/17 @ 100.00)	(CCC+, Caa3)	01/15/19	9.125	615,038
2,505	Xerox Business Services LLC, Rule 144A, Company Guaranteed Notes (Callable 12/15/20 @ 105.25)(1)	(B+, B2)	12/15/24	10.500	2,912,062

					8,000,656

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Specialty Retail (2.4%)
$1,980	Beverages & More, Inc., Rule 144A, Senior Secured Notes (Callable 05/30/17 @ 102.50)(1)	(B-, Caa1)	11/15/18	10.000	$1,888,425
700	Caleres, Inc., Global Company Guaranteed Notes (Callable 08/15/18 @ 104.69)	(BB, B1)	08/15/23	6.250	737,625
3,920	Penske Automotive Group, Inc., Global Company Guaranteed Notes (Callable 10/01/17 @ 102.88)	(B+, B1)	10/01/22	5.750	4,076,800

					6,702,850

Steel Producers/Products (0.8%)
2,000	Zekelman Industries, Inc., Rule 144A, Senior Secured Notes (Callable 06/15/19 @ 104.94)(1)	(B, Caa1)	06/15/23	9.875	2,265,000

Support - Services (8.4%)
1,000	AMN Healthcare, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/01/19 @ 103.84)(1)	(B+, Ba3)	10/01/24	5.125	1,012,500
3,100	Avison Young Canada, Inc., Rule 144A, Senior Secured Notes (Callable 12/15/19 @ 104.75)(1)	(B+, B3)	12/15/21	9.500	3,080,625
3,000	ESH Hospitality, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/01/20 @ 102.63)(1)	(BB-, B2)	05/01/25	5.250	3,045,000
2,550	Gartner, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/20 @ 103.84)(1)	(BB-, B1)	04/01/25	5.125	2,645,625
3,262	H&E Equipment Services, Inc., Global Company Guaranteed Notes (Callable 09/01/17 @ 103.50)	(BB-, B3)	09/01/22	7.000	3,427,057
1,800	Infor U.S., Inc., Company Guaranteed Notes (Callable 05/15/18 @ 102.88)(7)	(CCC+, Caa1)	05/15/22	5.750	2,030,674
720	Ritchie Bros Auctioneers, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/20 @ 104.03)(1)	(BB-, B2)	01/15/25	5.375	745,200
3,692	Syniverse Foreign Holdings Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/19 @ 104.56)(1)	(B, Caa3)	01/15/22	9.125	3,682,770
2,050	Tempo Acquisition Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 06/01/20 @ 103.38)(1)	(CCC+, Caa1)	06/01/25	6.750	2,111,500
765	The Hertz Corp., Global Company Guaranteed Notes (Callable 05/30/17 @ 102.46)(2)	(B, B2)	01/15/21	7.375	740,137
1,000	United Rentals North America, Inc., Company Guaranteed Notes (Callable 05/15/22 @ 102.75)	(BB-, B1)	05/15/27	5.500	1,031,250

					23,552,338

Tech Hardware & Equipment (2.5%)
550	CDW Finance Corp., Company Guaranteed Notes (Callable 03/01/20 @ 103.75)	(BB-, Ba3)	09/01/25	5.000	566,500
950	CommScope Technologies LLC, Rule 144A, Company Guaranteed Notes (Callable 03/15/22 @ 102.50)(1)	(BB-, Ba3)	03/15/27	5.000	960,688
1,950	CommScope Technologies LLC, Rule 144A, Company Guaranteed Notes (Callable 06/15/20 @ 103.00)(1)	(BB-, Ba3)	06/15/25	6.000	2,088,937
2,525	Riverbed Technology, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/18 @ 104.44)(1),(2)	(CCC+, Caa1)	03/01/23	8.875	2,613,375
800	Western Digital Corp., Rule 144A, Senior Secured Notes (Callable 04/01/19 @ 103.69)(1)	(BBB-, Ba1)	04/01/23	7.375	878,000

					7,107,500

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Telecom - Satellite (1.6%)
$3,000	Hughes Satellite Systems Corp., Global Company Guaranteed Notes	(BB-, B3)	06/15/21	7.625	$3,398,700
1,000	Hughes Satellite Systems Corp., Rule 144A, Senior Secured Notes(1),(2)	(BBB-, Ba2)	08/01/26	5.250	1,020,000

					4,418,700

Telecom - Wireless (0.6%)
1,400	T-Mobile U.S.A., Inc., Global Company Guaranteed Notes (Callable 01/15/21 @ 103.25)	(BB, Ba3)	01/15/26	6.500	1,555,750

Telecom - Wireline Integrated & Services (1.5%)
725	Equinix, Inc., Senior Unsecured Notes (Callable 05/15/22 @ 102.69)	(BB+, B1)	05/15/27	5.375	759,285
800	GTT Escrow Corp., Rule 144A, Company Guaranteed Notes (Callable 12/31/19 @ 105.91)(1)	(B-, Caa1)	12/31/24	7.875	836,000
1,000	Zayo Capital, Inc., Global Company Guaranteed Notes (Callable 04/01/18 @ 104.50)	(B, B3)	04/01/23	6.000	1,071,250
1,425	Zayo Capital, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/22 @ 102.88)(1)	(B, B3)	01/15/27	5.750	1,515,844

					4,182,379

Theaters & Entertainment (2.5%)
1,600	AMC Entertainment Holdings, Inc., Global Company Guaranteed Notes (Callable 05/30/17 @ 104.41)	(B+, B2)	02/15/22	5.875	1,676,000
500	AMC Entertainment Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/22 @ 103.06)(1)	(B+, B2)	05/15/27	6.125	511,875
855	AMC Entertainment Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/21 @ 102.94)(1)	(B+, B2)	11/15/26	5.875	872,634
1,475	Carmike Cinemas, Inc., Rule 144A, Secured Notes (Callable 06/15/18 @ 104.50)(1)	(BB, B1)	06/15/23	6.000	1,578,250
2,200	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/19 @ 103.66)(1)	(B+, B3)	11/01/24	4.875	2,222,000

					6,860,759

TOTAL CORPORATE BONDS (Cost $312,027,586)					320,241,943

BANK LOANS (21.3%)
Aerospace & Defense (0.7%)
1,950	Sequa Corp.(9)	(B-, B3)	11/26/21	6.672	1,973,515

Auto Parts & Equipment (0.7%)
2,800	Jason, Inc.(5),(9)	(CCC+, Caa3)	06/30/22	9.147	1,993,026

Beverages (0.7%)
2,000	The Winebow Group, Inc.(5),(9)	(CCC+, Caa1)	12/31/21	8.500	1,880,000

Chemicals (3.3%)
2,123	Ascend Performance Materials Operations LLC(9)	(B-, B2)	08/12/22	6.647	2,147,307
1,000	ASP Chromaflo Intermediate Holdings, Inc.(9)	(CCC, Caa2)	11/14/24	9.000	997,500
2,500	Solenis International LP(9)	(B-, Caa1)	07/31/22	7.804	2,497,662

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)
Chemicals
$3,500	Vantage Specialty Chemicals, Inc.(5),(9)	(CCC, Caa1)	02/05/22	9.750	$3,517,500

					9,159,969

Diversified Capital Goods (0.7%)
2,045	Dynacast International LLC(9)	(B-, Caa1)	01/30/23	9.647	2,052,035

Electronics (0.3%)
853	CPI International, Inc.(9)	(CCC+, Caa2)	04/07/22	8.250	855,607

Energy - Exploration & Production (1.3%)
1,750	Chief Exploration & Development LLC(9)	(NR, NR)	05/16/21	7.932	1,690,937
2,000	W&T Offshore, Inc.(9)	(CCC, Caa2)	05/15/20	9.000	1,813,340

					3,504,277

Gaming (1.9%)
1,481	CBAC Borrower LLC(9)	(B-, B3)	07/02/20	8.250	1,488,656
3,000	The Intertain Group Ltd.(3),(5),(9)	(B, Caa1)	12/16/22	10.000	3,920,062

					5,408,718

Health Facility (0.5%)
1,400	Premier Dental Services, Inc.(9)	(B-, Caa1)	11/01/18	7.500	1,398,187

Investments & Misc. Financial Services (1.4%)
863	Liquidnet Holdings, Inc.(9)	(B, B2)	05/22/19	7.750	860,344
3,000	Mergermarket U.S.A., Inc.(9)	(CCC+, Caa2)	02/04/22	7.602	3,015,000

					3,875,344

Machinery (1.7%)
2,250	CPM Holdings, Inc.(5),(9)	(B, Caa1)	04/10/23	10.250	2,255,625
2,475	WireCo WorldGroup, Inc.(9)	(B-, Caa2)	09/30/24	10.000	2,501,297

					4,756,922

Media Content (0.4%)
1,000	DLG Acquisitions Ltd.(7),(9)	(CCC+, Caa2)	06/30/22	8.250	1,086,233

Oil Field Equipment & Services (0.6%)
1,935	Abaco Energy Technologies LLC(5),(9)	(CCC, Caa3)	11/20/20	10.541	1,741,537

Oil Refining & Marketing (1.0%)
2,909	Philadelphia Energy Solutions LLC(9)	(B+, B3)	04/04/18	6.250	2,712,727

Personal & Household Products (1.5%)
1,990	ABG Intermediate Holdings 2 LLC(5),(9)	(CCC+, Caa1)	05/27/22	9.647	2,014,875
2,300	Comfort Holding LLC(9)	(CCC+, Caa1)	01/17/25	11.026	2,225,250

					4,240,125

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)
Recreation & Travel (1.1%)
$3,000	Legendary Pictures Funding LLC(5),(9)	(NR, NR)	04/22/20	7.147	$3,003,750

Software - Services (1.9%)
2,590	Aricent Technologies(9)	(CCC, Caa2)	04/14/22	9.500	2,606,835
750	CCC Information Services, Inc.(9)	(CCC, Caa2)	03/29/25	7.750	766,313
745	LDiscovery LLC(9)	(B+, B2)	12/09/22	6.875	712,705
1,309	Misys Europe S.A.(9)	(CCC+, Caa2)	04/27/25	9.000	1,296,000

					5,381,853

Support - Services (0.4%)
500	Pike Corp.(9)	(CCC+, Caa1)	09/02/24	9.000	508,750
2,534	Sprint Industrial Holdings LLC(5),(9)	(CC, Caa3)	11/14/19	13.500	696,807

					1,205,557

Telecom - Wireline Integrated & Services (0.7%)
2,000	Omnitracs, Inc.(9)	(CCC+, Caa1)	05/25/21	8.900	2,013,130

Theaters & Entertainment (0.1%)
313	NEG Holdings LLC(5),(6),(9)	(NR, NR)	10/17/22	9.147	231,876

Transport Infrastructure/Services (0.4%)
985	OSG International, Inc.(9)	(BB-, B3)	08/05/19	5.790	985,439

TOTAL BANK LOANS (Cost $58,281,475)					59,459,827

Number of Shares
COMMON STOCKS (1.9%)
Auto Parts & Equipment (0.4%)
109,693	UCI International, Inc.(5),(6),(10)				1,049,762

Building & Construction (0.0%)
13	White Forest Resources, Inc.(5),(6),(10)				189

Building Materials (0.0%)
619	Dayton Superior Corp.(5),(6),(10)				—

Chemicals (0.0%)
4,893	Huntsman Corp.(5)				121,200

Gaming (0.0%)
55,100	Majestic Holdco LLC(5),(6),(10)				27,550

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2017 (unaudited)

Number of Shares				Value

COMMON STOCKS (continued)
Oil Field Equipment & Services (0.7%)
26	Sidewinder Drilling, Inc., Series A(5),(6),(10)			$1,892,729

Oil, Gas & Consumable Fuels (0.5%)
7,783	Bonanza Creek Energy, Inc. (10)			17,909
71,901	Stone Energy Corp.(10)			1,505,607

				1,523,516

Support - Services (0.3%)
2,100	LTR Holdings LLC(6),(10)			745,500
692	Sprint Industrial Holdings LLC, Class G(6),(10)			—
63	Sprint Industrial Holdings LLC, Class H(6),(10)			—
153	Sprint Industrial Holdings LLC, Class I(6),(10)			—

				745,500

Theaters & Entertainment (0.0%)
40	NEG Holdings LLC, Litigation Trust Units(5),(6),(10)			—

TOTAL COMMON STOCKS (Cost $7,241,288)				5,360,446

PREFERRED STOCK (0.0%)
Building Materials (0.0%)
688	Dayton Superior Corp.(5),(6),(10) (Cost $250,835)			—

SHORT-TERM INVESTMENTS (7.4%)
7,115,518	State Street Navigator Securities Lending Government Money Market Portfolio, 0.74%(11)			7,115,518

Par (000)		Maturity	Rate%
$13,363	State Street Bank and Trust Co. Euro Time Deposit	05/01/17	0.090	13,362,706

TOTAL SHORT-TERM INVESTMENTS (Cost $20,478,224)				20,478,224

TOTAL INVESTMENTS AT VALUE (145.5%) (Cost $398,279,408)				405,540,440

LIABILITIES IN EXCESS OF OTHER ASSETS (-45.5%)				(126,753,559)

NET ASSETS (100.0%)				$278,786,881

†	Credit ratings given by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are unaudited.

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, these securities amounted to a value of $205,209,637 or 73.6% of net assets.

(2)	Security or portion thereof is out on loan (See note 2-J).

(3)	This security is denominated in British Pound.

(4)	Bond is currently in default.

(5)	Illiquid security (unaudited).

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

April 30, 2017 (unaudited)

(6)	Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

(7)	This security is denominated in Euro.

(8)	PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

(9)	Variable rate obligation - The interest rate shown is as of April 30, 2017.

(10)	Non-income producing security.

(11)	Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at April 30, 2017.

INVESTMENT ABBREVIATION

NR = Not Rated

Forward Foreign Currency Contracts

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value/Notional	Net Unrealized Appreciation (Depreciation)
EUR	1,000,000	USD	1,084,914	12/15/17	Morgan Stanley	$1,084,914	$1,102,276	$17,362
EUR	700,000	USD	756,630	12/15/17	Morgan Stanley	756,630	771,593	14,963
GBP	1,405,650	USD	1,794,614	10/13/17	Morgan Stanley	1,794,614	1,827,337	32,723
USD	7,480,560	EUR	6,662,000	10/13/17	Morgan Stanley	(7,480,560)	(7,316,850)	163,710
USD	139,592	EUR	128,500	12/15/17	Morgan Stanley	(139,592)	(141,642)	(2,050)
USD	6,618,945	GBP	5,369,000	10/13/17	Morgan Stanley	(6,618,945)	(6,979,673)	(360,728)
USD	1,521,393	GBP	1,201,250	12/15/17	Morgan Stanley	(1,521,393)	(1,564,781)	(43,388)

								$(177,408)

Currency Abbreviations:

EUR = Euro

GBP = British Pound

USD = United States Dollar

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Assets and Liabilities

April 30, 2017 (unaudited)

Assets
Investments at value, including collateral for securities on loan of $7,115,518 (Cost $398,279,408) (Note 2)	$405,540,440 [1]
Foreign currency at value (Cost $247,961)	254,318
Dividend and interest receivable	6,309,526
Receivable for investments sold	5,496,077
Unrealized appreciation on forward foreign currency contracts (Note 2)	228,758
Receivable for Fund shares sold	208
Prepaid expenses and other assets	831

Total assets	417,830,158

Liabilities
Investment advisory fee payable (Note 3)	260,317
Administrative services fee payable (Note 3)	16,420
Loan payable (Note 4)	121,000,000
Payable for investments purchased	9,176,066
Payable upon return of securities loaned (Note 2)	7,115,518
Due to custodian	875,104
Unrealized depreciation on forward foreign currency contracts (Note 2)	406,166
Interest payable	93,782
Trustees’ fee payable	43,895
Accrued expenses	56,009

Total liabilities	139,043,277

Net Assets
Applicable to 100,046,633 shares outstanding	$278,786,881

Net Assets
Capital stock, $.001 par value (Note 6)	100,047
Paid-in capital (Note 6)	348,170,264
Distributions in excess of net investment income	(2,872,550)
Accumulated net realized loss on investments and foreign currency transactions	(73,703,409)
Net unrealized appreciation from investments and foreign currency translations	7,092,529

Net assets	$278,786,881

Net Asset Value Per Share ($278,786,881 / 100,046,633)	$2.79

Market Price Per Share	$2.77

[1]	Includes $6,977,009 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Operations

For the Six Months Ended April 30, 2017 (unaudited)

Investment Income
Interest	$14,137,321
Dividends	1,223
Securities lending (net of rebates)	36,108

Total investment income	14,174,652

Expenses
Investment advisory fees (Note 3)	1,731,024
Administrative services fees (Note 3)	33,082
Interest expense (Note 4)	899,969
Commitment fees (Note 4)	79,661
Trustees’ fees	73,041
Printing fees	34,609
Legal fees	26,629
Audit and tax fees	23,969
Custodian fees	19,421
Stock exchange listing fees	16,281
Transfer agent fees	13,290
Insurance expense	3,322
Miscellaneous expense	7,586

Total expenses	2,961,884
Less: fees waived (Note 3)	(210,753)

Net expenses	2,751,131

Net investment income	11,423,521

Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized loss from investments	(10,323,368)
Net realized gain from foreign currency transactions	68,358
Net change in unrealized appreciation (depreciation) from investments	29,787,809
Net change in unrealized appreciation (depreciation) from foreign currency translations	(215,107)

Net realized and unrealized gain from investments and foreign currency related items	19,317,692

Net increase in net assets resulting from operations	$30,741,213

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2017 (unaudited)	For the Year Ended October 31, 2016
From Operations
Net investment income	$11,423,521	$24,620,774
Net realized loss from investments and foreign currency transactions	(10,255,010)	(17,044,448)
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	29,572,702	19,970,345

Net increase in net assets resulting from operations	30,741,213	27,546,671

From Dividends and Distributions
Dividends from net investment income	(13,701,818)	(24,390,246)
Return of Capital	—	(3,891,601)

Net decrease in net assets resulting from dividends and distributions	(13,701,818)	(28,281,847)

From Capital Share Transactions (Note 6)
Issuance of 10,074 and 23,794 shares through the trustees compensation plan (Note 3)	26,998	58,493
Reinvestment of dividends	110,925	167,438

Net increase in net assets from capital share transactions	137,923	225,931

Net increase (decrease) in net assets	17,177,318	(509,245)
Net Assets
Beginning of period	261,609,563	262,118,808

End of period	$278,786,881	$261,609,563

Distributions in excess of net investment income	$(2,872,550)	$(594,253)

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Statement of Cash Flows

April 30, 2017 (unaudited)

Reconciliation of Net Increase in Net Assets from Operations to Net Cash Used In Operating Activities
Net increase in net assets resulting from operations		$30,741,213

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Used in Operating Activities
Increase in dividend and interest receivable	$(218,866)
Decrease in accrued expenses	(12,696)
Decrease in payable upon return of securities loaned	(3,072,532)
Increase in interest payable	12,469
Decrease in prepaid expenses and other assets	6,105
Increase in investment advisory fee payable	10,525
Net amortization of discount on investments	(1,105,370)
Purchases of long-term securities	(157,023,749)
Proceeds from sales of long-term securities	148,110,764
Purchase of short-term securities, net	(5,375,475)
Net change in unrealized (appreciation) depreciation from investments and foreign currency translations	(29,562,252)
Net realized loss from investments	10,323,368
Total adjustments		(37,907,709)

Net cash used in operating activities[1]		(7,166,496)
Cash Flows From Financing Activities
Borrowings on revolving credit facility	42,000,000
Repayments of credit facility	(23,000,000)
Proceeds from issuance of shares through trustee compensation	26,998
Cash dividends paid	(13,590,893)

Net cash provided by financing activities		5,436,105

Net decrease in cash		(1,730,391)
Cash — beginning of period		1,109,605

Cash — end of period		$(620,786)

Non-Cash Activity:
Issuance of shares through dividend reinvestments		$110,925

[1]	Included in operating expenses is cash of $887,500 paid for interest on borrowings.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Financial Highlights

	For the Six Months Ended 4/30/17 (unaudited)	For the Year Ended October 31,
		2016	2015	2014	2013	2012
Per share operating performance
Net asset value, beginning of period	$2.62	$2.62	$3.04	$3.12	$3.02	$2.82

INVESTMENT OPERATIONS
Net investment income[1]	0.11	0.25	0.26	0.28	0.30	0.31
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	0.20	0.03	(0.39)	(0.07)	0.11	0.19

Total from investment activities	0.31	0.28	(0.13)	0.21	0.41	0.50

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.14)	(0.24)	(0.29)	(0.29)	(0.31)	(0.32)
Return of capital	—	(0.04)	—	—	(0.01)	—

Total dividends and distributions	(0.14)	(0.28)	(0.29)	(0.29)	(0.32)	(0.32)

CAPITAL SHARE TRANSACTIONS
Increase to net asset value due to shares issued through at-the-market offerings	—	—	0.00 [2]	0.00 [2]	0.01	0.02

Net asset value, end of period	$2.79	$2.62	$2.62	$3.04	$3.12	$3.02

Per share market value, end of period	$2.77	$2.44	$2.40	$3.12	$3.16	$3.16

TOTAL INVESTMENT RETURN[3]
Net asset value	12.07%	12.75%	(3.96)%	6.91%	14.47%	19.44%
Market value	19.47%	14.63%	(14.28)%	8.33%	10.80%	19.46%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$278,787	$261,610	$262,119	$302,738	$304,794	$276,720
Average debt per share	$1.11	$1.11	$1.37	$1.44	$1.24	$1.22
Ratio of expenses to average net assets	2.05%[4]	2.04%	1.87%	1.82%	1.75%	1.94%
Ratio of expenses to average net assets excluding interest expense	1.38%[4]	1.45%	1.37%	1.35%	1.32%	1.40%
Ratio of net investment income to average net assets	8.50%[4]	10.07%	9.28%	8.85%	9.72%	10.56%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.16%[4]	0.17%	0.15%	0.13%	0.14%	0.18%
Portfolio turnover rate	37%	49%	41%	59%	73%	58%

[1]	Per share information is calculated using the average shares outstanding method.
[2]	This amount represents less than $0.01 per share.
[3]	Total investment return at net asset value is based on the change in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on the change in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on NAV and share price.
[4]	Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements

April 30, 2017 (unaudited)

Note 1. Organization

Credit Suisse High Yield Bond Fund (the “Fund”) is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s principal investment objective is to seek high current income. The Fund also will seek capital appreciation as a secondary objective, to the extent consistent with its objective of seeking high current income.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standard Codification (“ASC”) Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the “Board”) to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3		Total
Investments in Securities
Corporate Bonds	$—	$318,944,835	$1,297,108		$320,241,943
Bank Loans	—	34,885,080	24,574,747		59,459,827
Common Stocks	1,626,807	—	3,733,639	(1)	5,360,446	(1)
Preferred Stocks	—	—	0	(1)	0	(1)
Short-term Investments	—	20,478,224	—		20,478,224

	$1,626,807	$374,308,139	$29,605,494		$405,540,440

Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$228,758	$—		$228,758

Liabilities	Level 1	Level 2	Level 3		Total
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$406,166	$—		$406,166

(1)	Includes zero valued securities.
*	Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts.

The following is a reconciliation of investments as of April 30, 2017 for which significant unobservable inputs were used in determining value. All transfers, if any, are assumed to occur at the end of the reporting period.

	Corporate Bonds	Bank Loans	Common Stocks		Preferred Stock		Total
Balance as of October 31, 2016	$2,880,737	$20,702,208	$1,131,580	(1)	$0	(1)	$24,714,525
Accrued discounts (premiums)	(18,013)	31,293	—		—		13,280
Purchases	1,224,883	11,429,473	3,231,155		—		15,885,511
Sales	(3,580,986)	(6,248,408)	(287,500)		—		(10,116,894)

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

	Corporate Bonds	Bank Loans	Common Stocks	Preferred Stock		Total
Realized gain (loss)	$(1,222,659)	$(216,209)	$(90,000)	$—		$(1,528,868)
Change in unrealized appreciation (depreciation)	2,013,146	928,425	(279,146)	—		2,662,425
Transfers into Level 3	—	—	27,550	—		27,550
Transfers out of Level 3	—	(2,052,035)	—	—		(2,052,035)

Balance as of April 30, 2017	$1,297,108	$24,574,747	$3,733,639 (1)	$0	(1)	$29,605,494

Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2017	$50,004	$620,988	$(279,146)	$—		$391,846

(1)	Includes zero valued securities.

Quantitative Disclosure About Significant Unobservable Inputs

Asset Class	Fair Value At 4/30/2017	Valuation Technique	Unobservable Input	Range (Weighted Average) (per share)
Corporate Bonds	$9,779	Income Approach	Expected Remaining Distribution	NA
	$1,287,329	Market Approach	Comparable Bond Price	NA
Bank Loans	$231,876	Market Approach	Discount for Illiquidity	NA
	$24,342,871	Vendor Pricing	Single Broker Quote	$0.94 - $1.31 ($1.04)
Common Stocks	$1,892,729	Market Approach	Comparable Bond Price	$0.00 -$73,932 ($2,026.50)
	$1,049,951	Market Approach	Discount for Illiquidity	$0.00 - $14.89 ($9.51)
	$790,959	Vendor Pricing	Single Broker Quote	$0.50 - $355 ($12.17)
Preferred Stock	$0	Market Approach	Discount for Illiquidity	NA

Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs that Credit Suisse Asset Management, LLC, the Fund’s investment adviser (“Credit Suisse” or the “Adviser”) considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the least observable input that is significant to the fair value measurement. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

For the six months ended April 30, 2017, there were no transfers between Level 1 and Level 2, but there was $27,550 transferred from Level 2 to Level 3 due to a lack of a pricing source supported by observable inputs and $2,052,035 transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows.

Fair Value of Derivative Instruments as of April 30, 2017

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Currency Contracts	Unrealized appreciation on forward foreign currency contracts	$228,758	Unrealized depreciation on forward foreign currency contracts	$406,166

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain (Loss)	Location	Net Unrealized Appreciation (Depreciation)
Currency Contracts	Net realized gain from forward foreign currency transactions*	$28,856	Net change in unrealized appreciation (depreciation) from forward foreign currency translations*	$(225,557)

*	Statement of Operations includes both forward foreign currency contracts and foreign currency transactions/translations.

For the six months ended April 30, 2017, the Fund held an average monthly value on a net basis of $16,790,720 in forward foreign currency contracts.

The Fund is a party to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund’s derivative assets, net of related collateral held by the Fund, at April 30, 2017:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley	$228,758	$(228,758)	$—	$—	$—

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

The following table presents by counterparty the Fund’s derivative liabilities, net of related collateral pledged by the Fund, at April 30, 2017:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley	$406,166	$(228,758)	$—	$—	$177,408

(a)	Forward foreign currency contracts are included.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Reported net realized gain (loss) from foreign currency transactions arises from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized gains and losses on translation of assets and liabilities denominated in foreign currencies arises from changes in the fair values of assets and liabilities, other than investments, at the end of the period, resulting from changes in exchange rates. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with net realized and unrealized gain or loss from investments in the Statement of Operations.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis and records them on ex-date. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of common stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund’s intention to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships (“Qualifying Income”).

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company (“SSB”), the Fund’s custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities, including domestic and foreign currencies. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income/expense recognized on investment securities.

I) FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund will enter into forward currency contracts primarily for hedging foreign currency risk. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund forgoes the opportunity to profit from favorable exchange rate movements during the term of the contract. The Fund’s open forward currency contracts at April 30, 2017 are disclosed in the Schedule of Investments.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

J) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund’s securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund’s securities lending agent. As of April 30, 2017, the Fund had investment securities on loan with a fair value of $6,977,009. Collateral received for securities loaned and a related liability of $7,115,518 are presented gross in the Statement of Assets and Liabilities. The collateral for securities loaned is valued consistently to the other investments held by the Fund and is included in Level 2 of the fair value hierarchy. For the six months ended April 30, 2017, the value of the related collateral exceeded the value of the securities loaned.

The Fund’s securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. During the six months ended April 30, 2017, total earnings from the Fund’s investment in cash collateral received in connection with securities lending arrangements was $49,451, of which $1,407 was rebated to borrowers (brokers). The Fund retained $36,108 in income from the cash collateral investment, and SSB, as lending agent, was paid $11,936.

K) OTHER — Lower-rated debt securities (commonly known as “junk bonds”) possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In the normal course of business the Fund trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, including securities lending, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund’s Statement of Assets and Liabilities.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund’s net asset value.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

L) NEW ACCOUNTING PRONOUNCEMENTS — On August 26, 2016, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2016-15, “Statement of Cash Flows (Topic 230), a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-15”). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In November 2016, FASB issued Accounting Standards Update No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-18”). ASU 2016-18 requires that a statement of cash flows explains the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

M) SUBSEQUENT EVENTS — In preparing the financial statements as of April 30, 2017, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 1.00% of the first $250 million of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) and 0.75% of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) greater than $250 million. Effective January 1, 2011, Credit Suisse has agreed to waive 0.15% of the fees payable under the Advisory Agreement up to $200 million and 0.25% of the fees payable under the Advisory Agreement on the next $50 million. For the six months ended April 30, 2017, investment advisory fees earned and voluntarily waived were $1,731,024 and $210,753, respectively. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

Note 3. Transactions with Affiliates and Related Parties (continued)

SSB serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended April 30, 2017, administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $33,082.

The Independent Trustees receive fifty percent (50%) of their annual retainer in the form of shares. During the six months ended April 30, 2017 and the year ended October 31, 2016, 10,074 shares and 23,794 shares, respectively, were issued through the Trustees’ compensation plan. Trustees as a group own less than 1% of the Fund’s outstanding shares.

The Fund from time to time purchases or sells loan investments in the secondary market through Credit Suisse or its affiliates acting in the capacity as broker-dealer. Credit Suisse or its affiliates may have acted in some type of agent capacity to the initial loan offering prior to such loan trading in the secondary market.

Note 4. Line of Credit

The Fund has a line of credit provided by SSB primarily to leverage its investment portfolio (the “SSB Agreement”). The Fund may borrow the lesser of: a) $170,000,000; b) an amount that is no greater than 33 1/3% of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the SSB Agreement. Under the terms of the SSB Agreement, the Fund pays a commitment on the unused amount. In addition, the Fund pays interest on borrowings at LIBOR plus a spread. At April 30, 2017, the Fund had loans outstanding under the Agreement of $121,000,000. During the six months ended April 30, 2017, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding	Interest Paid
$111,088,398	1.611%	$122,000,000	$899,969

The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of net asset value and market price of the Fund’s shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the management fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the managed assets including those purchased with leverage.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund’s

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

April 30, 2017 (unaudited)

Note 4. Line of Credit (continued)

lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. There is no guarantee that the Fund’s borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions can result in adverse effects to the Fund’s access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund’s assets may have particular adverse consequences in instances where the Fund has borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund’s best interest to do so.

Note 5. Purchases and Sales of Securities

For the six months ended April 30, 2017, purchases and sales of investment securities (excluding short-term investments) were $150,995,174 and $137,047,714, respectively.

Note 6. Fund Shares

The Fund offers a Dividend Reinvestment Plan (the “Plan”) to its common stockholders. By participating in the Plan, dividends and distributions will be promptly paid to stockholders in additional shares of common stock of the Fund. The number of shares to be issued will be determined by dividing the total amount of the distribution payable by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution to purchase shares of Fund common stock in the open market.

The Fund has one class of shares of beneficial interest, par value $.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest of the Fund were as follows:

	For the Six Months Ended April 30, 2017 (unaudited)	For the Year Ended October 31, 2016
Shares issued through the Trustees compensation plan	10,074	23,794
Shares issued through reinvestment of dividends	40,198	66,769

Net increase	50,272	90,563

Note 7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse High Yield Bond Fund

Results of Annual Meeting of Shareholders (unaudited)

On April 25, 2017, the Annual Meeting of Shareholders of the Fund was held. Robert Wilson, in his capacity as Inspector, reported that, with respect to the proposal relating to the election of one Trustee, the following number of Shares were voted for Ms. Bovarnick:

NOMINEE	“FOR” NOMINEE	ABSTAIN
Terry F. Bovarnick	78,821,866	5,106,343

In addition to the Trustee elected at the meeting, James J. Cattano, Lawrence J. Fox, John G. Popp and Steven N. Rappaport continue to serve as Trustees of the Fund.

Credit Suisse High Yield Bond Fund

Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement for the Credit Suisse High Yield Bond Fund (the “Fund”), the Board of Trustees of the Fund (the “Board”), including all of the Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Trustees”), at a meeting held on November 14 and 15, 2016, considered the following factors:

Investment Advisory Fee Rates and Expenses

The Board reviewed and considered the contractual investment advisory fee rate of 1.00% of the average weekly value of the Fund’s total assets minus the sum of accrued liabilities (other than aggregate indebtedness constituting leverage) (the “Managed Assets”) less than or equal to $250 million and 0.75% of the Managed Assets greater than $250 million (the “Contractual Advisory Fee”) in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC (“Credit Suisse”). The Board also reviewed and considered the voluntary fee waivers currently in place for the Fund and considered the actual fee rate of .815% paid by the Fund after taking waivers and breakpoints into account (the “Net Advisory Fee”). The Board noted that Credit Suisse, at the Board’s request, had revised the voluntary waiver as of January 1, 2011 so that it was voluntarily waiving 0.15% of the fees payable under the Advisory Agreement up to $200 million and 0.25% of the fees payable under the Advisory Agreement on the next $50 million. The Board acknowledged that voluntary fee waivers could be discontinued at any time. However, the Board received assurance from management that the waivers would not be discontinued during the current year.

Additionally, the Board considered information comparing the Contractual Advisory Fee less waivers and/or reimbursements (“Net Advisory Fee”) and the Fund’s overall expenses with those of funds in both the relevant expense group (“Expense Group”) and universe of funds (“Expense Universe”) provided by Broadridge, an independent provider of investment company data. The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse including its Form ADV Part 2 – Disclosure Brochure and Brochure Supplement. The Board considered the background and experience of Credit Suisse’s senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Fund Performance

The Board considered the performance results of the Fund over time, along with comparisons both to the relevant performance group (“Performance Group”) and universe of funds (“Performance Universe”) for the Fund. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and Performance Universe. The Board considered the positive investment performance of the

Credit Suisse High Yield Bond Fund

Board Approval of Advisory Agreement (unaudited) (continued)

Fund over various investment periods relative to its stated objectives, as well as the performance of the Fund relative to its peers.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Fund, including any fee waivers, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board also considered Credit Suisse’s methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.    The Board noted that the Fund’s Contractual Advisory Fee had breakpoints that would allow investors to benefit directly in the form of lower fees as Fund assets grow.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse’s businesses as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution and reviewed Credit Suisse’s method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse as part of the annual approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports, and Credit Suisse’s compliance procedures.

Conclusions

In selecting Credit Suisse, and approving the renewal of the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•	The Contractual Advisory Fee and Net Advisory Fee, reviewed along with information provided by Broadridge for funds in the Fund’s Expense Group and Expense Universe, were reasonable in relation to the services provided by Credit Suisse.

•	The Board was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

Credit Suisse High Yield Bond Fund

Board Approval of Advisory Agreement (unaudited) (continued)

•	In light of the costs of providing investment management and other services to the Fund and Credit Suisse’s ongoing commitment to the Fund and willingness to waive fees, Credit Suisse’s profitability based on fees payable under the Advisory Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•	In light of the information received and considered by the Board, the Fund’s current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the renewal of the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse High Yield Bond Fund

Notice of Privacy and Information Practices (unaudited)

At Credit Suisse, we know that you are concerned with how we protect and handle nonpublic personal information that identifies you. This notice is designed to help you understand what nonpublic personal information we collect from you and from other sources, and how we use that information in connection with your investments and investment choices that may be available to you. Except where otherwise noted, this notice is applicable only to consumers who are current or former investors, meaning individual persons whose investments are primarily for household, family or personal use (“individual investors”). Specified sections of this notice, however, also apply to other types of investors (called “institutional investors”). Where the notice applies to institutional investors, the notice expressly states so. This notice is being provided by Credit Suisse Funds and Credit Suisse Closed-End Funds. This notice applies solely to U.S. registered investment companies advised by Credit Suisse Asset Management, LLC.

Categories of information we may collect:

We may collect information about you, including nonpublic personal information, such as

•	Information we receive from you on applications, forms, agreements, questionnaires, Credit Suisse websites and other websites that are part of our investment program, or in the course of establishing or maintaining a customer relationship, such as your name, address, e-mail address, Social Security number, assets, income, financial situation; and

•	Information we obtain from your transactions and experiences with us, our affiliates, or others, such as your account balances or other investment information, assets purchased and sold, and other parties to a transaction, where applicable.

Categories of information we disclose and parties to whom we disclose it:

•	We do not disclose nonpublic personal information about our individual investors, except as permitted or required by law or regulation. Whether you are an individual investor or institutional investor, we may share the information described above with our affiliates that perform services on our behalf, and with our asset management and private banking affiliates; as well as with unaffiliated third parties that perform services on our behalf, such as our accountants, auditors, attorneys, broker-dealers, fund administrators, and other service providers.

•	We want our investors to be informed about additional products or services. We do not disclose nonpublic personal information relating to individual investors to our affiliates for marketing purposes, nor do we use such information received from our affiliates to solicit individual investors for such purposes. Whether you are an individual investor or an institutional investor, we may disclose information, including nonpublic personal information, regarding our transactions and experiences with you to our affiliates.

•	In addition, whether you are an individual investor or an institutional investor, we reserve the right to disclose information, including nonpublic personal information, about you to any person or entity, including without limitation any governmental agency, regulatory authority or self-regulatory organization having jurisdiction over us or our affiliates, if (i) we determine in our discretion that such disclosure is necessary or advisable pursuant to or in connection with any United States federal, state or local, or non-U.S., court order (or other legal process), law, rule, regulation, or executive order or policy, including without limitation any anti-money laundering law or the USA PATRIOT Act of 2001; and (ii) such disclosure is not otherwise prohibited by law, rule, regulation, or executive order or policy.

Credit Suisse High Yield Bond Fund

Notice of Privacy and Information Practices (unaudited) (continued)

Confidentiality and security

•	To protect nonpublic personal information about individual investors, we restrict access to those employees and agents who need to know that information to provide products or services to us and to our investors. We maintain physical, electronic, and procedural safeguards to protect nonpublic personal information.

Other Disclosures

This notice is not intended to be incorporated in any offering materials, but is a statement of our current Notice of Privacy and Information Practices and may be amended from time to time. This notice is current as of May 23, 2017.

Credit Suisse High Yield Bond Fund

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	By calling 1-800-293-1232

•	On the Fund’s website, www.credit-suisse.com/us/funds

•	On the website of the Securities and Exchange Commission, www.sec.gov

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090.

Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Fixed Income

Credit Suisse Asset Management Income Fund, Inc. (NYSE MKT: CIK)

Credit Suisse High Yield Bond Fund (NYSE MKT: DHY)

Literature Request — Call today for free descriptive information on the closed-ended funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us/funds

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund	Credit Suisse Strategic Income Fund
Credit Suisse Floating Rate High Income Fund	Credit Suisse Commodity ACCESS Strategy Fund
Credit Suisse Multialternative Strategy Fund	Credit Suisse Managed Futures Strategy Fund
Credit Suisse Emerging Markets Equity Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1-877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse High Yield Bond Fund (the “Fund”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund’s common stock. Computershare Trust Company, N.A. (“Computershare”) acts as Plan Agent for stockholders in administering the Plan.

If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online “Account Access” and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund’s common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse High Yield Bond Fund

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)
(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Credit Suisse High Yield Bond Fund
c/o Computershare
P.O. Box 30170
College Station, TX 77842-3170

Overnight correspondence should be sent to:

Computershare
211 Quality Circle, Suite 210
College Station, TX 77845

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

DHY-SAR-0417

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 17, 2017.

Item 11. Controls and Procedures.

(a)        As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)        There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Not applicable.

(a)(2)   The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)   Not applicable.

(b)       The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE HIGH YIELD BOND FUND

/s/John G. Popp

Name: John G. Popp

Title:   Chief Executive Officer and President

Date:   June 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/John G. Popp

Name: John G. Popp

Title:   Chief Executive Officer and President

Date:   June 26, 2017

/s/Laurie Pecha

Name: Laurie Pecha

Title:   Chief Financial Officer

Date:   June 26, 2017